================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): July 29, 2004



                              RETAIL VENTURES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Ohio                           1-10767                31-1322832
----------------------------        ------------        ----------------------
(STATE OR OTHER JURISDICTION        (COMMISSION             (IRS EMPLOYER
    OF INCORPORATION)               FILE NUMBER)        IDENTIFICATION NUMBER)


                              3241 Westerville Road
                              Columbus, Ohio 43224
                                 (614) 471-4722
               ---------------------------------------------------
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                      INCLUDING AREA CODE, OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On July 29, 2004 Retail Ventures, Inc. (the "Company") announced the signing of one-year extensions for its $350 million Revolving Credit Agreement and its $100 million Term Loans.

     At the Company's request, the Revolving Credit Agreement and the Term Loans, both originally set to expire on June 11, 2005, have been extended through June 11, 2006, under substantially the same terms and conditions.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) EXHIBITS

            Exhibit No.                 Description
        ----------------       ------------------------------------------------
               99.1              Retail Ventures, Inc. press release
                                 dated July 29, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RETAIL VENTURES, INC.

Date: July 29, 2004                         By:   /s/ James A. McGrady
                                                  ---------------------------
                                                  James A. McGrady,
                                                  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

    Exhibit No.                         Description
--------------------       -----------------------------------------------

      99.1                      Retail Ventures, Inc. press release dated
                                July 29, 2004.